FINANCIAL INSTRUMENTS & RISK	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS & RISK	FINANCIAL INSTRUMENTS & RISK
Financial risk management

Sunrise operates a centralized risk management system that distinguishes between strategic and operating risks. Sunrise's overall risk management programme focuses on the unpredictability of financial market risks and seeks to minimize potential adverse effects on Sunrise's financial condition or performance. All identified risks are quantified (according to their realization probability and impact) and noted on a risk schedule.
Sunrise is exposed to a variety of financial risks, namely market risk, credit risk and liquidity risk. Financial risk management is governed by policies approved by key management personnel. These policies provide guidelines for overall risk management as well as specific areas such as interest rate risk.

Foreign currency exposures

Substantially all of Sunrise's debt is in currencies other than the Swiss franc (see Note 22 for additional information). Therefore, Sunrise's policy is to provide for an economic hedge against foreign currency exchange rate movements by using derivative instruments to synthetically convert unmatched debt into the applicable underlying currency.
The following table shows the impact of a possible change in the Euro and the US dollar against the Swiss franc, all other variables held constant before the impact of economic hedging against foreign currency exchange rate movements. The impact on Sunrise's profit before tax is mainly driven by foreign exchange gains/losses of Euro- and US dollar- denominated cash and cash equivalents, trade and other receivables as well as trade, borrowing and other payables. As of 31 December 2024 and 31 December 2023, Sunrise has no other material exposure to foreign currencies.

Foreign currency sensitivity

		December 31
		Effect on profit before tax
	Changes in %	2024	2023
		CHF in millions
EUR/CHF	10	177.4	279.1
USD/CHF	10	380.4	477.8

Interest rate risk

Sunrise is exposed to changes in interest rates primarily as a result of its borrowing activities, which include fixed-rate and variable-rate borrowings by its subsidiaries.
Sunrise's interest rate risk mainly arises from borrowings primarily under the Sunrise Holding Bank Facility, which are indexed to EURIBOR, Secured Overnight Financing Rate ('SOFR'), Term Secured Overnight Financing Rate ('Term SOFR'), Swiss Average Rate Overnight ('SARON') or other base rates.
In general, Sunrise enters into derivative instruments to protect against increases in the interest rates on variable-rate debt. An instantaneous increase/decrease in the relevant base rate of 10 basis points would have increased/decreased the aggregate fair value of Sunrise's interest rate derivatives by approximately CHF 13.0 million (2023: CHF 20.5 million). Such a movement would be predominantly offset by gains or losses on interest expense.

Capital management and liquidity risk

Sunrise's objectives in managing capital are to secure its ongoing financial needs, to continue as a going concern, to meet its financial targets, to provide returns to its shareholder and to maintain a cost efficient and risk-optimized capital structure.
Sunrise's managed capital structure consists of equity (as disclosed in Note 20), current and non-current borrowings (see Note 23) less cash and cash equivalents.
In order to maintain this capital structure, Sunrise manages its liquidity to ensure its ability to service its borrowings.
Liquidity risk arises when there is difficulty in Sunrise meeting its financial obligations. In addition to cash and cash equivalents, the primary sources of liquidity are cash provided by operations and access to the available borrowing capacity of various debt facilities.
Sunrise uses budgeting and cash flow forecasting tools to ensure that there are sufficient resources to meet its liquidity requirements on a timely basis. Further, Sunrise also maintains a liquidity reserve to provide for unanticipated cash outflows. Cash flow forecasting is performed by the Sunrise treasury function. Rolling forecasts of Sunrise's liquidity requirements are established on a regular basis to ensure sufficient cash is available to meet operational needs and to honour Sunrise's obligations under its financing arrangements, including the maintenance of borrowing limits and covenant compliance.
The table below summarizes the maturity profile of Sunrise's financial liabilities based on contractual undiscounted cash outflows (inflows). All interest payments and repayments of financial liabilities are based on contractual agreements. Interest payments are determined using zero-coupon rates. For floating rate instruments, the calculation is computed using the base rate and applicable margin prevailing as of 31 December 2024.

	December 31, 2024
	<1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Total
	CHF in millions
Trade payables and other payables	741.7	14.7	15.0	15.0	786.4
Borrowings – notional	—	—	3,220.6	1,116.5	4,337.1
Borrowings – interest	246.1	484.2	360.8	54.4	1,145.5
Lease liabilities (undiscounted)	164.1	152.0	425.3	925.7	1,667.1
Derivatives	175.7	127.7	9.2	—	312.6

Undrawn borrowing facilities

As part of the senior facilities agreement Sunrise benefits from a multi-currency revolving credit facility with a total commitment equal to CHF 685.8 million (2023: CHF 694.6 million). Of this amount CHF 56.4 million (2023: CHF 21.4 million) is available as an ancillary facility. With the exception of CHF 23.8 million (2023: CHF 21.4 million) of borrowings under the ancillary facility (which are blocked as financial guarantees), the UPC Revolving Facility was undrawn at each financial year end.

Credit risk

Credit risk arising from supplying telecommunications services is managed by assessing the credit quality of the customer, considering its financial position, past experience, payment history and other factors. Sunrise periodically assesses the financial reliability of its customers and their credit limits.
Sunrise is exposed to the risk that the counterparties to their derivative instruments and cash holdings will default on their obligations. In this regard, credit risk associated with derivative instruments is spread across a relatively broad counterparty base of banks and financial institutions. Collateral is generally not posted by either party under the derivative instruments.
Concentrations of credit risk with respect to trade receivables and contract assets are limited due to the nature of Sunrise's business with very low customer concentration.
At 31 December 2024, Sunrise’s exposure to counterparty credit risk included (i) derivative assets with an aggregate fair value of CHF 0.19 million, (ii) trade receivables of CHF 387.3 million and (iii) cash and cash equivalents and restricted cash of CHF 352.4 million.

Allowance for expected credit losses

The development of the allowance for expected credit losses of trade receivables for the indicated periods is set forth below:

	2024	2023
	CHF in millions
Allowance at January 1	(30.6)	(22.2)
Provisions for impairment of trade receivables	(30.8)	(15.6)
Write-off of receivables	29.5	7.2
Allowance at December 31	(31.9)	(30.6)
The detailed aging of Sunrise's trade receivables and the related allowance for expected credit losses is set forth below:

December 31, 2024 CHF in millions	Current (not due)	1-30 days (overdue)	31-60 days (overdue)	61-90 days (overdue)	91-120 days (overdue)	121-365 days (overdue)	Over 365 days (overdue)	Total
Trade receivables gross	153.8	100.9	15.7	12.7	6.2	38.2	—	327.5
Trade receivable gross - Aging %	47.0%	30.8%	4.8%	3.9%	1.9%	11.7%	—%	100.0%
Trade receivables - affiliates								0.2
Allowance for doubtful accounts	(1.0)	(0.9)	(2.4)	(1.8)	(1.7)	(24.1)	—	(31.9)
Allowance for doubtful accounts - Aging %	3.1%	2.8%	7.6%	5.6%	5.3%	75.6%	—%	100.0%
Trade receivables - Provision %	0.6%	0.9%	15.4%	14.2%	27.3%	63.1%	—%	9.7%
Unbilled revenue								57.2
Current trade receivables, net								353.0
Non-current trade receivables gross	34.3						—	34.3
Non-current trade receivables gross - Aging %	100.0%	—%	—%	—%	—%	—%	—%	100.0%
Non-current trade receivables, net								34.3

December 31, 2023 CHF in millions	Current (not due)	1-30 days (overdue)		31-60 days (overdue)		61-90 days (overdue)		91-120 days (overdue)		121-365 days (overdue)		Over 365 days (overdue)	Total

Trade receivables gross	227.2	42.2		22.4		10.1		9.7		66.4		—	378.0
Trade receivable gross - Aging %	60.1%	11.2%		5.9%		2.7%		2.6%		17.6%		—%	100.0%
Trade receivables - affiliates													(0.1)
Allowance for doubtful accounts	(0.8)	(0.6)		(2.1)		(1.4)		(1.1)		(24.6)		—	(30.6)
Allowance for doubtful accounts - Aging %	2.5%	1.8%		6.9%		4.4%		3.5%		80.8%		—%	100.0%
Trade receivables - Provision %	0.3%	1.3%		9.4%		13.4%		11.0%		37.2%		—%	8.1%
Unbilled revenue													43.6
Current trade receivables, net													390.9
Non-current trade receivables gross	44.0	—		—		—		—		—		—	44.0
Non-current trade receivables gross - Aging %	100.0%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	100.0%
Non-current trade receivables, net													44.0

Trade receivables are non-interest bearing and are generally collected within one year.
When a trade receivable is determined to be uncollectible, it is written off against the allowance account. The allowance for expected credit losses of trade receivables is included within other operating items in the consolidated statements of income or loss.

Fair value estimation

The fair value of Sunrise's debt instruments are generally determined using the average of applicable bid and ask prices. The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where available and rely as little as possible on entity-specific estimates. If all significant inputs required to calculate the fair value of an instrument are observable, the instrument is included in Level 2.
For assets and liabilities that are recognized in the financial statements at fair value on a recurring basis, Sunrise determines whether transfers have occurred between levels in the hierarchy by re-assessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period. There were no transfers between the different hierarchy levels in 2024 and 2023.
The fair values of financial assets and financial liabilities are summarized in the following table. Not included therein are certain financial assets and liabilities whose carrying amount corresponds to a reasonable estimation of their fair value, measured at amortized cost. These include cash and cash equivalents, trade receivables, accrued liabilities, lease liabilities and trade payables, as well as other receivables and liabilities whose carrying amount corresponds to a reasonable estimation of their fair value.

		December 31, 2024		December 31, 2023
	Fair value level	Carrying amount	Fair value	Carrying amount	Fair value
Current assets carried at FVTPL
Derivative financial instruments	II	162.5	162.5	237.0	237.0
Non-current assets carried at FVTPL
Derivative financial instruments	II	5.1	5.1	90.6	90.6
Non-current assets carried at amortized cost
Related party long-term receivables	II	—	—	202.5	202.5
Total financial assets		167.6	167.6	530.1	530.1
Current liabilities carried at FVTPL
Derivative financial instruments	II	179.3	179.3	179.7	179.7
Current liabilities carried at amortized cost
Vendor financing	II	350.0	350.0	310.1	310.1
Accrued interest	II	57.4	57.4	60.4	60.4
Non-current liabilities carried at FVTPL
Derivative financial instruments	II	421.1	421.1	755.1	755.1
Non-current liabilities carried at amortized cost
Third-party debt	I	4,326.8	4,085.8	5,115.6	4,944.4
Related party long-term payables	II	—	—	51.2	51.2
Total financial liabilities		5,334.6	5,093.6	6,472.1	6,300.9

Reconciliation of movements in liabilities to cash flows from financing activities

	Debt and accrued interest	Derivative (assets)/liabilities	Lease liabilities	Total
	CHF in millions
Balance as of January 1, 2024	5,537.3	607.3	1,257.6	7,402.2
Cash flows from financing activities:
Interest paid	(359.2)	—	(61.0)	(420.2)
Vendor financing additions	363.4	—	—	363.4
Repayments of debt and lease liabilities	(1,064.7)	—	(114.4)	(1,179.1)
Principal payments on operating-related vendor financing	(327.9)	—	—	(327.9)
Principal payments on capital-related vendor financing	(49.1)	—	—	(49.1)
Net cash received related to derivative instruments	—	52.3	—	52.3
Total cash flows from financing activities	(1,437.5)	52.3	(175.4)	(1,560.6)
Losses on debt extinguishment	3.9	—	—	3.9
Realized and unrealized (gains) losses on derivative instruments, net	—	(249.6)	—	(249.6)
Interest accruals	358.2	—	69.8	428.0
Assets acquired under leases	—	—	126.3	126.3
Assets acquired under capital-related vendor financing arrangements, including VAT	52.1	—	—	52.1
Effect of changes in foreign exchange rates	271.8	15.6	—	287.4
Other related party charges	(51.8)	—	—	(51.8)
Other changes	0.2	7.3	(59.0)	(51.5)
Balance as of December 31, 2024	4,734.2	432.9	1,219.3	6,386.4

	Debt and accrued interest	Derivative (assets)/liabilities	Lease liabilities	Total
	CHF in millions
Balance as of January 1, 2023	5,942.1	(15.5)	1,347.9	7,274.5
Cash flows from financing activities:
Interest paid	(364.1)	—	(58.4)	(422.5)
Vendor financing additions	271.2	—	—	271.2
Repayments of debt and lease liabilities	—	—	(107.6)	(107.6)
Principal payments on operating-related vendor financing	(171.8)	—	—	(171.8)
Principal payments on capital-related vendor financing	(124.8)	—	—	(124.8)
Payment of financing costs and debt premiums	0.1	—	—	0.1
Net cash received related to derivative instruments	—	117.1	—	117.1
Total cash flows from financing activities	(389.4)	117.1	(166.0)	(438.3)
Realized and unrealized (gains) losses on derivative instruments, net	—	524.4	—	524.4
Interest accruals	358.7	—	67.9	426.6
Assets acquired under leases	—	—	56.2	56.2
Assets acquired under capital-related vendor financing arrangements, including VAT	77.6	—	—	77.6
Effect of changes in foreign exchange rates	(453.4)	(13.3)	—	(466.7)
Other related party charges	1.7	—	—	1.7
Other changes	0.1	(5.4)	(48.4)	(53.7)
Balance as of December 31, 2023	5,537.3	607.3	1,257.6	7,402.2

	Debt and accrued interest	Derivative (assets)/liabilities	Lease liabilities	Total
	CHF in millions
Balance as of January 1, 2022	6,882.3	304.0	1,120.1	8,306.4
Cash flows from financing activities:
Interest paid	(267.6)	—	(61.6)	(329.2)
Vendor financing additions	148.2	—	—	148.2
Repayments of debt and lease liabilities	(899.4)	—	(112.4)	(1,011.8)
Principal payments on operating-related vendor financing	(198.2)	—	—	(198.2)
Principal payments on capital-related vendor financing	(86.3)	—	—	(86.3)
Payment of financing costs and debt premiums	(26.3)	—	—	(26.3)
Net cash received related to derivative instruments	—	(4.9)	—	(4.9)
Related-party payments	(149.2)	—	—	(149.2)
Total cash flows from financing activities	(1,478.8)	(4.9)	(174.0)	(1,657.7)
Losses on debt extinguishment	(2.8)	—	—	(2.8)
Realized and unrealized (gains) losses on derivative instruments, net	—	(348.4)	—	(348.4)
Interest accruals	272.8	—	65.3	338.1
Assets acquired under leases	—	—	343.9	343.9
Assets acquired under capital-related vendor financing arrangements, including VAT	117.5	—	—	117.5
Effect of changes in foreign exchange rates	(47.8)	(1.2)	—	(49.0)
Other related party charges	205.7	—	—	205.7
Other changes	(6.8)	35.0	(7.4)	20.8
Balance as of December 31, 2022	5,942.1	(15.5)	1,347.9	7,274.5